ASSETS HELD FOR SALE	12 Months Ended
Dec. 31, 2019
Discontinued Operations and Disposal Groups [Abstract]
ASSETS HELD FOR SALE	ASSETS HELD FOR SALE
Ontario Natural Gas-Fired Power Plants
On July 30, 2019, TC Energy entered into an agreement to sell the Halton Hills and Napanee power plants as well as its 50 per cent interest in Portlands Energy Centre to a third party for proceeds of approximately $2.87 billion, subject to timing of the close and related adjustments. The sale is expected to close by the end of first quarter 2020 subject to conditions which include regulatory approvals and Napanee completing construction and reaching commercial operations as outlined in the agreement. TC Energy expects this sale to result in a total pre-tax loss of approximately $380 million ($280 million after tax), with $279 million of the pre-tax loss ($194 million after tax) recorded at December 31, 2019 after classifying the net assets as held for sale. The remaining loss will be recorded on or before closing of the transaction.
At December 31, 2019, the related assets and liabilities in the Power and Storage segment were classified as held for sale as follows:

(millions of Canadian $)

Assets held for sale
Inventories	11
Other current assets	3
Plant, property and equipment	2,502
Equity investments	276
Intangible and other assets	15
Total assets held for sale	2,807
Liabilities related to assets held for sale
Other long-term liabilities	8
Total liabilities related to assets held for sale[1]	8

1	Included in Accounts payable and other on the Consolidated balance sheet.
Coolidge Generating Station
On May 21, 2019, TC Energy completed the sale of its Coolidge generating station, which was reported as Assets held for sale at December 31, 2018. Refer to Note 27, Acquisitions and dispositions, for additional information.